15

EXHIBIT 99.1

  STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of H-Net.Net, Inc. (the "Company") for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anton Stephens, Chief Executive Officer, and Christine Stephens, Chief Financial Officer of the Company, certify that:

  * the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  * information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Anton Stephens
------------------------
Anton Stephens
Director, President and Chief Executive Officer

December 13, 2002

/s/ Christine Stephens
---------------------------------
Christine Stephens
Director and Chief Financial Officer

December 13, 2002


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section  18  of  the  Securities  Exchange  Act  of  1934,  as  amended.